UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 2015

MILESTONE SCIENTIFIC INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-14053	13-3545623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07034

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (973) 535-2717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07:	Submission of Matters to Vote of Security Holders.

On June 17, 2015, Milestone Scientific Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders. At that meeting, stockholders:

•	Elected five incumbent directors to serve until the next annual meeting of the Company’s stockholders or until their respective successors have been duly elected and qualified; and

•	Approved, on an advisory basis, the appointment of Baker Tilly Virchow Krause LLP as the Company’s independent auditors for the 2015 fiscal year.

The specific votes were as follows:

1.	The election of directors:

	VOTES
NAME	FOR	WITHHELD	BROKER NON- VOTES
Leslie Bernhard	11,607,730	570,978	6,971,286
Leonard A. Osser	11,621,181	557,527	6,971,286
Leonard M. Schiller	11,606,258	571,450	6,971,286

Gian Domenico Trombetta	11,617,231	561,477	6,971,286

Edward J. Zelnick, M.D.	11,633,273	545,435	6,971,286

2.	Advisory approval of Baker Tilly Virchow Krause LLP:

VOTES
FOR	AGAINST	ABSTAIN
18,473,372	560,910	115,712

********

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE SCIENTIFIC INC.

By:	/s/ Joseph D’Agostino
Joseph D’Agostino
Chief Financial Officer

Dated: June 18, 2015

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